SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 12, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)

        Florida                         0-5423                   59-1277135
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida              33410
   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (561) 627-7171


                             Exhibit Index on Page 3

Item 9.  Regulation FD Disclosure.

         On February 12, 2003, Dycom Industries, Inc. issued a press release with respect to second quarter expectations and scheduled a conference call for February 13, 2003 at 9:00 a.m.



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

                                  EXHIBIT INDEX

     Exhibit No                          Description
     ----------                          -----------

       99.1             Press release of Dycom Industries, Inc. issued on
                        February 12, 2003.



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

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DYCOM INDUSTRIES, INC.


Date: February 12, 2003                     By:   /s/ Steven Nielsen
                                               ---------------------------------
                                               Name:  Steven Nielsen
                                               Title: President and
                                                      Chief Executive Officer


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


                                INDEX TO EXHIBITS


     Exhibit No                          Description
     ----------                          -----------

       99.1             Press release of Dycom Industries, Inc. issued on
                        February 12, 2003.




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